SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported)     N/A

                              Heilig-Meyers Company
             (Exact name of registrant as specified in its charter)


                                    Virginia
                 (State or other jurisdiction of incorporation)


         1-8484                                      54-0558861
(Commission file number)               (IRS Employer Identification No.)


 2235 Staples Mill Road, Richmond, Virginia              23230
--------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (804) 359-9171


          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On August 6, 1997, Heilig-Meyers Company issued the press release attached hereto as Exhibit 99(a), which is expressly incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibits are filed as a part of this report.

         99(a)             Press Release dated August 6, 1997.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HEILIG-MEYERS COMPANY


Date: August 13, 1997                     By: /s/ Roy B. Goodman
                                             -------------------
                                                   Roy B. Goodman
                                                   Senior Vice President and
                                                   Chief Financial Officer


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                                  Exhibit Index

Exhibit
No.               Description

99(a)             Press Release dated August 6, 1997.